UNITED STATES
                    SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 3, 2005


                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                    0-25418                77-0367061
-------------------                   ---------            ----------------
(State or other jurisdiction)       (Commission file       (I.R.S. Employer
of incorporation or organization)    number)                Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:    (831) 422-6642
                                                   --------------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

	[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 5

The Exhibit Index is on Page 4



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Item 5.02(b) Retirement of Principal Financial Officer

At its regular meeting on January 31, 2005, the registrant's Board of Directors accepted the letter of retirement of the Company's Chief
Financial Officer, Robert M. Stanberry, to be effective as of July 31, 2005.


Item 8.01 Other Events

On February 1, 2005 the Company announced a five-for-four stock split payable on February 28,2005 to holders of record at the close of business on February 14, 2005.



Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated February 1, 2005





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

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENTRAL COAST BANCORP


Date:  February 3, 2005               By: /s/ ROBERT M. STANBERRY
                                        ----------------------------
                                        Robert M. Stanberry, CFO



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


                            EXHIBIT INDEX

                                                                   Sequential
Exhibit No.               Description                               Page No.
-----------               -----------                               --------

99.1                      Press Release dated February 1, 2005            5



                                       4